                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549



                         ____________________________________


                                       FORM 8-K


                                    CURRENT REPORT





                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  DECEMBER 31, 1996
                                  ------------------



                   NYLIFE STRUCTURED ASSET MANAGEMENT COMPANY LTD.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    TEXAS               33-43870                 13-3641944

(State or other    (Commission File Number)      (I.R.S. Employer
jurisdiction of                                  Identification Number)
incorporation or
organization)

  51 MADISON AVENUE, ROOM 1700, NEW YORK, NEW YORK    10010
  ------------------------------------------------    -----
    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (212) 567-6456

Item 5.  Other Events.

    On December 31, 1996, Westinghouse Electric Corporation, a Pennsylvania corporation ("WEC"), assigned all of its rights, title and interest under the Operational Services Agreement, dated as of November 15, 1991, between NYLIFE Structured Asset Management Company Ltd. (the "Registrant") and WEC (the "Operational Services Agreement") to WestSec, Inc., a Kansas corporation ("WestSec"), and WestSec assumed all of WEC's liabilities and obligations under the Operational Services Agreement. In conjunction with WEC's assignment and WestSec's assumption, the Registrant, WEC, WestSec and Westar Capital, Inc., a Kansas corporation, entered into a Consent, Assignment, Assumption, Amendment and Modification Agreement (the "Agreement"), a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The Agreement contains certain credit enhancements and indemnifications as described therein and also includes certain provisions intended to provide for sufficient funds to repay in full the principal of and accrued and unpaid interest on the Registrant's three series of five-year notes (the "Notes") upon the stated maturity of the Notes.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following document is filed as an Exhibit.

EXHIBIT NO.   EXHIBIT

    10.1 Consent, Assignment, Assumption, Amendment and Modification Agreement, dated as December 30, 1996, among the Registrant, WEC, WestSec and Westar Capital, Inc.

                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             NYLIFE STRUCTURED ASSET MANAGEMENT
                                  COMPANY LTD.




                                  By:  /s/ Kevin M. Micucci
                                     ------------------------
                                     Name: Kevin M. Micucci
                                     Title: President

Date:  January 14, 1997

                                  INDEX TO EXHIBITS


                                                 Sequential
                                                 Numbering
                                                 System
Exhibit No.  Exhibit                             Page Number
-----------  -------                             -----------


  10.1      Consent, Assignment, Assumption,          5
            Amendment and Modification
            Agreement, dated as December 30,
            1996, among the Registrant, WEC,
            WestSec and Westar Capital, Inc.

                                     EXHIBIT 10.1


                      CONSENT, ASSIGNMENT, ASSUMPTION, AMENDMENT
                              AND MODIFICATION AGREEMENT

         This CONSENT, ASSIGNMENT, ASSUMPTION, AMENDMENT AND MODIFICATION AGREEMENT (the "Agreement"), dated as of December 30, 1996, is made and entered into by and between NYLIFE Structured Asset Management Company Ltd., a Texas limited liability company ("SAMCO"), Westinghouse Electric Corporation, a Pennsylvania corporation ("WEC"), WestSec, Inc., a Kansas corporation ("WestSec"), and Westar Capital, Inc., a Kansas corporation ("Westar").

                                 W I T N E S S E T H

         WHEREAS, WEC, WestSec and Western Resources, Inc., a Kansas corporation ("Western"), have entered into that certain Asset Purchase Agreement (the "Purchase Agreement"), dated as of December 16, 1996, as amended by that certain Amendment thereto dated as of December 30, 1996 (the "Purchase Agreement Amendment"), pursuant to which WestSec and Western have agreed to purchase, and WEC has agreed to sell, on the terms and subject to the conditions contained in the Purchase Agreement, the business of selling and servicing monitoring and response security systems primarily to residential customers and also to commercial and mobile customers which currently is operated under the name Westinghouse Security Systems (the "Business");

         WHEREAS, in connection with the consummation of the purchase of the Business, WEC has agreed to assign to WestSec (the "OSA Assignment") all of WEC's rights, title and interest, and WestSec has agreed to assume all of WEC's liabilities and obligations, under that certain Operational Services Agreement, dated as of November 15, 1991, between SAMCO and WEC (the "OSA");

         WHEREAS, pursuant to Section 18.2 of the OSA, WEC may assign its rights, title and interest under the OSA to WestSec only with the prior written consent of SAMCO;

         WHEREAS, WEC wishes to assign to WestSec (together with the OSA Assignment, the "Assignments") all of WEC's rights, title and interest, and WestSec has agreed to assume all of WEC's liabilities and obligations, under the (i) Accounts Purchase Agreement, dated as of July 15, 1992, among WEC, Westinghouse Security Systems, L.P. ("WSS") and SAMCO (the "July Accounts Purchase Agreement"); (ii) Accounts Purchase Agreement, dated as of September 16, 1992, among WEC, WSS and SAMCO (the "September Accounts Purchase Agreement"); (iii) Accounts Purchase Agreement, dated as of November 19, 1992, among WEC, WSS and SAMCO (the "November Accounts Purchase Agreement"); (iv) Accounts Purchase Agreement, dated as of December 14, 1992, among WEC, WSS and SAMCO; and (v) Accounts Purchase Agreement, dated June 18, 1993, between WEC and SAMCO (collectively, the "Accounts Purchase Agreements");

         WHEREAS, SAMCO and United States Trust Company of New York, as trustee (the "Trustee") under the Indenture dated as of July 15, 1992, as supplemented and amended (the "Indenture"), have entered into a Security Agreement, dated as of July 15, 1992, as supplemented (the "Security Agreement");

         WHEREAS, pursuant to Section 9.B. of the Security Agreement, SAMCO may enter into any modification, change, waiver of any provision of, amendment or supplement to or of (collectively, "Modifications") any of the Collateral Agreements (as defined in the Security Agreement), INTER ALIA, (i) so long as such action does not adversely affect the interests of the Holders of any Notes (each as defined in the Security Agreement) and (ii) in the case of any Modifications which might result in the impairment or release of any security interest granted in the Collateral (as defined in the Security Agreement), so long as the prior written consent of the Trustee is obtained; and

         WHEREAS, subject to the terms and conditions of this Agreement, SAMCO has agreed with WEC and WestSec to consent to the Assignments and the Modifications described herein and the Trustee has agreed to confirm that the Assignments and the Modifications described herein do not require its consent.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENT TO THE JULY ACCOUNTS PURCHASE AGREEMENT. Section 1.3(c)(i) of the July Accounts Purchase Agreement is hereby amended to delete the parenthetical containing the definition of "WEC Guarantee" contained therein and to include the following sentences at the end thereof:

    WestSec, Inc., a Kansas corporation, hereby guarantees to Buyer that the percentage of Defaulted Accounts shall not exceed (x) 9% during the period commencing on December 30, 1996 and ending on December 31, 1997 and (y) 1.125% during the period commencing on January 1, 1998 and ending on February 15, 1998. For purposes of this Agreement, the term "WEC Guarantee" shall refer to each of the guarantees set forth in this Section 1.3(c)(i).

         2. AMENDMENT TO THE SEPTEMBER ACCOUNTS PURCHASE AGREEMENT. Section 1.3(c)(i) of the September Accounts Purchase Agreement is hereby amended to delete the parenthetical containing the definition of "WEC Guarantee" contained therein and to include the following sentences at the end thereof:

    WestSec, Inc., a Kansas corporation, hereby guarantees to Buyer that the percentage of Defaulted Accounts shall not exceed (x) 9% during the period commencing on December 30, 1996 and ending on December 31, 1997 and (y) 1.125% during the period commencing on January 1, 1998 and ending on February 15, 1998. For purposes of this Agreement, the term "WEC Guarantee" shall refer to each of the guarantees set forth in this Section 1.3(c)(i).

    3. AMENDMENTS TO NOVEMBER ACCOUNTS PURCHASE AGREEMENT. (a) Section 1.3(c)(i) of the November Accounts Purchase Agreement is hereby amended to delete the parenthetical containing the definition of "WEC Guarantee" contained therein and to include the following sentences at the end thereof:

    With respect to each of the EMNet Contracts, WestSec, Inc., a Kansas corporation, hereby guarantees to Buyer that the percentage of Defaulted Accounts (as defined below) shall not exceed (x) nine during the period commencing on December 30, 1996 and ending on December 31, 1997 and (y) 1.125% during the period commencing on January 1, 1998 and ending on February 15, 1998. For purposes of this Agreement, the term "WEC Guarantee" shall refer to each of the guarantees set forth in this Section 1.3(c)(i).

         (b) The fifth line of Section 1.3(c)(iii) is hereby amended to read in its entirety as follows:

    hereunder exceed (x) nine percent (9)% during the period commencing on December 30, 1996 and ending on December 31, 1997 and (y) 1.125% during the period commencing on January 1, 1998 and ending on February 15, 1998 (such excess Defaulted

         4. ASSIGNMENT OF OSA. WEC hereby assigns, transfers, sets over and conveys and WestSec hereby absolutely and irrevocably assumes and accepts all of WEC's rights, title, interest and obligations under the OSA, as amended by this Agreement.

         5. ASSIGNMENT OF ACCOUNTS PURCHASE AGREEMENTS. WEC hereby assigns, transfers, sets over and conveys and WestSec hereby absolutely and irrevocably assumes and accepts all of WEC's rights, title, interest and obligations under the Accounts Purchase Agreements, as amended by this Agreement.

         6. LETTER OF CREDIT; CONTINUING OBLIGATIONS OF WEC; ENFORCEMENT OF RIGHTS. Westar agrees that within ninety (90) days from the date hereof, Westar will furnish to SAMCO a clean, irrevocable and unconditional letter of credit issued by and drawn upon a "AA" rated bank, in form and substance reasonably satisfactory to SAMCO and WEC, in favor of SAMCO in the amount of $85,000,000 (which amount may be reduced proportionately upon the reduction of each Series of Notes (as defined in the OSA)), to secure the obligations of Westar, WestSec and (to the extent such obligations have been assumed by WestSec hereunder) WEC under (i) the Accounts Purchase Agreements, (ii) the Assignments and Bills of Sale, Assumptions of Liabilities and other instruments and certificates executed and delivered pursuant to, or in connection with, the Accounts Purchase Agreements, (iii) the OSA (collectively the agreements set forth under clauses
(i) and (ii) above and this clause (iii), as amended hereby, are referred to herein as the "SAMCO Agreements") and (iv) this Agreement (the "Letter of Credit"). Notwithstanding any provision of this

Agreement to the contrary, WEC expressly agrees that WEC will remain jointly and severally liable with Westar and WestSec under all of the SAMCO Agreements; PROVIDED, HOWEVER, that WEC and its affiliates will be released and discharged from any liability under Sections 1, 2, 3 and 8 of this Agreement at such time as the Letter of Credit is furnished to SAMCO. In addition, SAMCO agrees that it will enforce its rights pursuant to this Agreement and the SAMCO Agreements (x) first by making a demand against Westar and/or WestSec, (y) if Westar and WestSec do not satisfy SAMCO's demand in full by 5:00 p.m., Central Time, on the business day following the demand referred to in clause (x), then by drawing upon the Letter of Credit and (z) only after SAMCO has made a demand under the Letter of Credit and the demand has been satisfied (unless such demand is not satisfied due to the inability or failure of the issuing bank to comply with such demand), by making a demand against WEC. The parties hereto agree that the Letter of Credit may not be released, modified or transferred without the prior written consent of WEC, which consent may be withheld in WEC's sole and absolute discretion. WestSec may unilaterally terminate the Letter of Credit 30 days after the last Contract purchase contemplated by Section 8 of this Agreement.

         7. WESTAR GUARANTEE. Westar hereby guarantees irrevocably, absolutely and unconditionally, to SAMCO and WEC, the full and timely performance and payment of any and all obligations and liabilities of WestSec (and those of any affiliate of WestSec to the extent that WestSec has delegated to such affiliate any of its obligations to purchase Contracts pursuant to Section 9.1 of the OSA, as amended by this Agreement) under this Agreement and under the SAMCO Agreements. Westar agrees that this guarantee shall be enforceable against Westar without the necessity of any suit or proceeding on the part of SAMCO or WEC of any kind or nature against WestSec (or any affiliate referred to in the preceding sentence) and without the necessity of any notice of non-payment, non-performance or non-observance. Westar further agrees that this guarantee shall be a continuing guarantee, and the liability of Westar under such guarantee shall in no way be affected, modified or diminished by reason of the Letter of Credit.

         8. AMENDMENTS TO OSA. (a) Section 9.1(a) of the OSA is hereby amended to read in its entirety as follows:

         (a) With respect to each Series of Notes, WestSec, Inc., a Kansas corporation ("WestSec") or an Affiliate of WestSec designated by it shall irrevocably purchase the Contracts constituting the collateral securing such Notes.

         (b) Section 9.1(b) of the OSA shall be amended to read in its entirety as follows:

         (b) WestSec shall purchase such Contracts on the stated maturity date of such Series of Notes, and the purchase price payable by WestSec shall be an amount payable in immediately available funds equal to the greater of
    (i) the fair market value of such Contracts at the time of such purchase as determined by a nationally recognized independent valuation firm jointly selected by WestSec and SAMCO and (ii) thirty (30) times the total recurring regular monthly fees and charges payable by customers pursuant to such Contracts.

         (c) Section 9.1(c) of the OSA is hereby deleted in its entirety, except for the definition of "Minimum Purchase Price" contained therein.

         9. WEC GUARANTEE OF SECTION 9.1(b) OF THE OSA.
WEC agrees that, if the purchase price payable by WestSec pursuant to Section 9.1(b) of the OSA, as amended by Section 8 of this Agreement (the "WestSec Price"), is less than the amount of all principal and accrued and unpaid interest on the Series of Notes then outstanding referred to in such Section 9.1(b) (except to the extent of any portion of such purchase price which is less by reason of SAMCO's failure to comply with Section 13.2 of the OSA or Section 1.5(a) of the Notes issued under the Indenture), upon notice from SAMCO to WEC, WEC will remit to SAMCO, at the same time as the WestSec Price is required to be paid, in immediately available funds, the amount in excess of the WestSec Price so that the total amount paid to SAMCO will equal the amount of all principal and accrued and unpaid interest on such Series of Notes then outstanding (except to the extent described above). Such notice shall be given by SAMCO to WEC at least five business days prior to the stated maturity date of the Series of Notes to which the Contracts (in each case as defined in the OSA) relate, and shall be accompanied by copies of (i) any documents related to the sale of the Contracts and (ii) the valuation or similar report issued by the valuation firm referred to in
Section 9.1(b) of the OSA, as amended by Section 8 of this Agreement. Notwithstanding the provisions of Section 6 of this Agreement, WEC agrees that SAMCO may enforce its rights pursuant to this Section 9 by making a demand directly against WEC.

         10. INDEMNIFICATION. WEC covenants and agrees with SAMCO, New York Life Insurance Company and the Trustee that WEC shall defend, indemnify and hold harmless SAMCO, New York Life Insurance Company and the Trustee, their members, managers, officers, employees and affiliates, and their respective directors, officers, shareholders and policyholders (each an "Indemnified Party" and, collectively, the "Indemnified Parties"), from and against any and all actions, suits, proceedings, claims, losses, damages, deficiencies, liabilities, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees and disbursements (collectively "Damages"), caused by, resulting or arising from, relating to or in connection with (i) SAMCO's execution and delivery of, and consent pursuant to, this Agreement and (ii) the Trustee's confirmation set forth in Section 12 of this Agreement (clauses (i) and (ii) individually shall be referred to as an "Event"); PROVIDED, HOWEVER, that this indemnification provision shall not be construed or deemed to be the exclusive remedy of SAMCO, New York Life Insurance Company and the Trustee for any such Damages caused by, resulting or arising from, relating to or in connection with any Event, and at all times, each of SAMCO, New York Life Insurance Company and the Trustee shall have and be entitled to any and all other remedies available to it at law or in equity for any such Damages from an Event or otherwise. If any Damages shall be asserted by a third party against or suffered by any of the Indemnified Parties in respect of which such person proposes to demand indemnification hereunder, such Indemnified Party shall promptly notify WEC in writing thereof, but the failure to so notify shall not relieve WEC of any indemnification obligation hereunder unless and to the extent that such failure actually prejudices WEC. Subject to the right of or duties to any insurer or other third person having liability therefor, WEC shall have the absolute right, at its option and at its own expense, to assume the control of the defense of, or compromise or settlement in connection with, any such Damages, including the employment of counsel of its choice; PROVIDED, HOWEVER, that the Indemnified

Party may participate in any proceeding for Damages with counsel of its choice and at its own expense. If (a) WEC elects not to assume control of the defense, compromise or settlement or (b) both an Indemnified Party and WEC are named in any such proceeding for Damages, and the Indemnified Party shall have been advised in writing by its counsel that there may be legal defenses available to the Indemnified Party which are different from or additional to those available to WEC, the Indemnified Party shall have the right to retain counsel of its own choosing and reasonably satisfactory to WEC and in such event WEC shall pay all reasonable fees and disbursements of such counsel promptly upon its receipt of statements therefor. In no event shall WEC be required to pay fees and disbursements for more than one firm of attorneys in connection with any one claim for indemnification for each of (i) New York Life Insurance Company, SAMCO and their respective Indemnified Parties and (ii) the Trustee and its Indemnified Parties. If separate counsel is retained by the Indemnified Party as provided herein, such counsel shall be required to cooperate fully with WEC's counsel in such defense, compromise or settlement for the purpose of informing and sharing information with WEC and its counsel to the extent such cooperation does not prejudice the Indemnified Party, and WEC shall not be liable for any compromise or settlement effected by the Indemnified Party without its prior written consent (which consent shall not be unreasonably withheld). If WEC elects to assume the control of such defense, compromise or settlement, the Indemnified Party shall cooperate with WEC in connection therewith, and the Indemnified Party shall not be liable for any compromise or settlement effected by WEC without its prior written consent (which consent shall not be unreasonably withheld). WEC agrees that New York Life Insurance Company will have third-party beneficiary rights with respect to the provisions of this
Section 10. SAMCO, WEC, WestSec and Westar agree that no amendments to the SAMCO Agreements may be effected without the prior written consent of all the parties thereto, except that WEC agrees not to unreasonably withhold its consent to any amendment which does not adversely affect the obligations of WEC thereunder, hereunder, under the Purchase Agreement or under the Purchase Agreement Amendment.

         11. EXPENSES. WEC and WestSec each covenants and agrees with SAMCO and the Trustee that WEC and WestSec shall be jointly and severally obligated to pay all attorneys' fees, costs and expenses relating to SAMCO's due diligence with respect to the request for SAMCO's consent and the negotiation, execution, delivery and performance of this Agreement, including, without limiting the generality of the foregoing, all (i) reasonable attorneys' fees, costs and expenses payable to any counsel for SAMCO and New York Life Insurance Company, including Skadden, Arps, Slate, Meagher & Flom LLP and Gilbert, Segall and Young LLP, (ii) reasonable fees, costs and expenses payable to Price Waterhouse LLP and Coopers & Lybrand L.L.P., (iii) reasonable fees, costs and expenses payable to the Trustee and (iv) reasonable attorneys' fees, costs and expenses payable to counsel for the Trustee. Notwithstanding the foregoing, WestSec agrees with SAMCO, the Trustee and WEC that WestSec shall be obligated to pay all commitment fees, drawdown fees, administrative fees, principal, interest and other fees, costs, expenses or other charges (including, without limitation, to the extent required, fees, costs and expenses payable to any counsel to the issuing bank) incurred pursuant to the terms of the Letter of Credit or any agreement entered into in connection therewith or related thereto.

         12. CONFIRMATION OF TRUSTEE. The Trustee hereby confirms that the assignment, assumption, amendment and modification of the OSA and the Accounts Purchase Agreements contained in this Agreement does not require its consent.

         13. CONSENT OF SAMCO. SAMCO hereby consents to the assignment, assumption, amendment and modification of the OSA and the Accounts Purchase Agreements contained in this Agreement.

         14. EXCLUSIVE PURCHASE AGREEMENTS. WEC, WestSec and Westar hereby represent to SAMCO that (i) they have provided to SAMCO a true and complete copy of the Purchase Agreement and the Purchase Agreement Amendment and (ii) such agreements and this Agreement are the exclusive agreements among such parties hereto and Western relating to the subject matter thereof.

         15. WEC CORPORATE RESTRUCTURING. WEC agrees that, immediately following any corporate restructuring of WEC, the obligations of WEC under this Agreement will be obligations of the same entity that will be the primary obligor under the senior indebtedness of WEC outstanding immediately prior to such restructuring.

         16. MISCELLANEOUS. (a) This Agreement shall be construed in accordance with the laws of New York without regard to principles of conflict of laws; PROVIDED, HOWEVER, that the Modifications of the Accounts Purchase Agreements shall be governed by the laws of the State of Texas without regard to principles of conflict of laws.

         (b) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (c) This Agreement may only be amended by a writing executed by each of the parties hereto.

         (d) The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         (e) This Agreement shall be deemed severable. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of this Agreement or of any other term hereof, which shall remain in full force and effect.

         (f) This Agreement serves as an Amendment to the OSA and to the Accounts Purchase Agreements which, as modified hereby, shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, signatories or attorneys-in-fact as of the day and year first above written.



                                       NYLIFE STRUCTURED ASSET MANAGEMENT
                                       COMPANY LTD.


                                       By:   /s/ Kevin M. Micucci
                                          -----------------------------
                                          Name:  Kevin M. Micucci
                                          Title:  President



                                       WESTINGHOUSE ELECTRIC CORPORATION


                                       By:   /s/  Michele K. Buttgereit
                                          -----------------------------
                                          Name:   Michele K. Buttgereit
                                          Title:   Authorized Signatory



                                       WESTSEC, INC.


                                       By:   /s/ Craig A. Weingartner
                                          -----------------------------
                                          Name:  Craig A. Weingartner
                                          Title:  Attorney-in-Fact

                                       WESTAR CAPITAL, INC.


                                       By:   /s/ Craig A. Weingartner
                                          -----------------------------
                                          Name:  Craig A. Weingartner
                                          Title:  Attorney-in-Fact



CONFIRMATION AS TO THE MATTERS
SET FORTH IN SECTION 12 ABOVE:

UNITED STATES TRUST COMPANY
 OF NEW YORK



By:  /s/ Louis T. Young
   -------------------------------------
   Name:  Louis T. Young
   Title:  Vice President